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                    MASON OIL COMPANY, INC.

      SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

    THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR
 UNDER APPLICABLE STATE SECURITIES LAWS DUE TO THE APPLICATION OF REGULATIONS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933,
                          AS AMENDED.

     FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE
                           THEREWITH.


               Name of Subscriber: FAI Overseas Investments Pty. Ltd.

               Number of Shares:   1,475,000

               Total Amount Paid:  $US 2,065,000

               Consideration Given:     $1.40


To:  THE BOARD OF DIRECTORS
     MASON OIL COMPANY, INC.
     SALT LAKE CITY, UTAH

Gentlemen:

     1. CONSIDERATION FOR PURCHASE. The undersigned (the "Purchaser") hereby elects to purchase that number of shares of the common stock of Mason Oil Company, Inc., a Utah, U.S.A., corporation (the "Stock" and the "Company", respectively), noted immediately above at the indicated purchase price.

     2. UNDERSTANDINGS OF THE PURCHASER. The Purchaser acknowledges, understands and agrees that:

     (a) The Company reserves the right to reject all or any part of this or any other subscription in its sole discretion.

     (b) Upon termination of this offering, the Purchaser will be promptly notified by the Company whether this subscription has been accepted either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company therewith as a refund or a return, and in either case without interest.

     (c) The Stock shall not be deemed issued to, or owned by, the Purchaser until the Company shall issue in the name of the Purchaser a stock certificate evidencing ownership of such shares; further, the Company may withhold delivery of the Purchaser's stock certificate if it is reasonably likely, in the judgment of the Company's management, that the shares may be required to be escrowed by any federal or state regulatory agency.

     (d) The certificate evidencing the Stock will bear a legend restricting its transfer for a period of forty (40) days; further, the Stock is subject to the restrictions on transfer described in the foregoing sentence; and further, the Stock, if this subscription is accepted, either in whole or in part, will be issued in that name set forth under the signature line below.

     (e) The Stock has not been registered under the Securities Act of 1933, as amended, or any applicable state law (collectively the "Securities Act"); further, the Stock may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act; further, the Company has no obligation, and does not intend, to cause any of the Stock sold in this offering to be registered under the Securities Act, or to comply with any exemption under the Securities Act that would permit a sale or sales of the Stock; further, the legal consequences of the foregoing mean that the Purchaser must bear the economic risk of the investment in the Stock for an indefinite period of time; further, if the Purchaser desires to sell or transfer all or any part of the Stock, the Company may require the Purchaser's counsel to provide a legal opinion that transfer may be made without registration under the Securities Act (the cost of such opinion to be that of the Purchaser); further, other restrictions discussed elsewhere herein may be applicable; and further, the Purchaser is subject to the restriction on transfer described herein and the Company will issue stop transfer orders with the Company's transfer agents to enforce such restrictions.

     (f) No federal or state agency has made any findings or determination as to the fairness of an investment in the Company, or made or given any recommendation or endorsement of this investment.

     (g) There is presently only a limited market for the resale of the Stock and no market may exist in the future for any sale or sales.

     (h) The Company will probably need additional financing in the near future, the availability of which is not secured; further, the Stock is a speculative investment that involves a substantial risk which may result in the loss of this entire investment.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.  The
Purchaser hereby represents and warrants to the Company as follows:

     (a) My commitment to investments that are not readily marketable is not disproportionate to my net worth, and my investment in the Stock will not cause such overall commitment to become excessive.

     (b) I have the financial ability to bear the economic risks of my investment in the Stock, have adequate means of providing for my current needs and personal contingencies, and have no need for liquidity in this investment.

     (c) I have evaluated the risks of investing in the Stock and have such knowledge in financial and business matters in general and in particular with respect to this type of investment that I am capable of evaluating the merits and risks of an investment in the Stock.

     (d) I have been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information I desired in order to evaluate my investment, and in evaluating the suitability of an investment in the Stock I have not relied upon any representations or other information (whether oral or written) other than that furnished to me by the Company or its representatives.

     (e) I have had the opportunity to discuss with my professional legal, tax and financial advisors the suitability of an investment in the Stock for my particular tax and financial situation and all information that I have provided to the Company concerning myself and my financial position is correct and complete as at the date set forth below, and if there should be any material change in such information prior to my admission as a shareholder of the Company, I will immediately provide such information to the Company.

     (f) The residence set forth below is my true and correct residence, and I have no present intention of becoming a resident or domiciliary of any other state or jurisdiction.

     (g) In making the decision to purchase the Stock, I have relied solely upon independent investigations made by me or on my behalf.

     (h) I am acquiring the Stock solely for my own personal account, for investment purposes only, and am not purchasing the Stock with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

     (i) I am neither a member of, nor am I affiliated with or employed by a member of, the National Association of Securities Dealers, Inc., nor am I employed by or affiliated with a broker-dealer registered with Securities and Exchange Commission nor with any similar agency of any state.

The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by me with the intent that they be relied upon in determining my suitability as a Purchaser of the Stock. In addition, I agree to notify the Company immediately of any change in any representation, warranty, or other information. If more than one person is signing this
Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that (i) there has been enclosed with this Agreement, appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Purchaser, and (ii) the entity was not specifically formed to acquire the Stock. If the Purchaser is a partnership, the Purchaser further represents that the funds utilized to make this investment were not derived from additional capital contributions by the partners of such partnership.

     4.   FURTHER REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
TO THE COMPANY.

     (a) The offer leading to the within sale and the sale evidenced hereby were made in an "offshore transaction" for purposes of Regulation S. An "offshore transaction" as defined under Regulation S is any offer or sale of securities if: the offer is not made to a person in the United States; and either
(A) at the time the buy order is originated, the Purchaser is outside the United States, or the Company and any person acting on its behalf reasonably believe that the Purchaser is outside the United States; or (B) the transaction is executed in, on or through the facilities of a "designated offshore securities market", and neither the Company nor any person acting on its behalf knows that the transaction has been pre-arranged with the Purchaser in the United States. A "designated offshore securities market" is defined under Regulation S to be the Eurobond market as regulated by the Association of International Bond Dealers; the Amsterdam Stock Exchange; the Australian Stock Exchange Limited; the Bourse de Bruxelles, the Frankfurt Stock Exchange; The Stock Exchange of Hong Kong Limited; The International Stock Exchange of the United Kingdom and the Republic of Ireland, Ltd; the Johannesburg Stock Exchange; the Bourse de Luxembourg; the Sorna Valori di Milan; the Montreal Stock Exchange; the Bourse de Paris; the Stockholm Stock Exchange; the Tokyo Stock Exchange; the Toronto Stock Exchange; the Vancouver Stock Exchange; and the Zurich Stock Exchange. In regards to this representation and warranty, and notwithstanding the above, offers and sales of securities of persons excluded from the definition of "U.S. person" are offshore transactions.
A "U.S. person" for purposes of Regulation S is: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized and incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.

     (b) Neither the Company nor the Purchaser, nor any affiliate or either, nor any person acting on their behalf, has made any "directed selling efforts" in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

     (c) The Purchaser understands that the Company is the issuer of the securities which are the subject of this agreement, and then, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by, or under common control with the person in question. In this regard, the Purchaser shall not, during the 40-day period set forth under Rule 903(c)(2), act as a distributor, either directly or through any affiliate, nor shall he sell, transfer, hypotheses or otherwise convey the Stock or interest therein, other than to a non-U.S. person.

     (d) No one, including the Purchaser, is receiving any fee or other remuneration from the Company or otherwise in respect of the transaction evidenced hereby.

     5.   REPRESENTATION AND WARRANTY OF THE COMPANY TO THE
PURCHASER. The Company hereby represents and warrants to the Purchaser that it is a "reporting issuer" for purposes of Regulation S.

     6. INDEMNITY BY PURCHASER. The Purchaser understands and acknowledges that the Company is relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein, and thus, hereby agrees to indemnify the Company, its officers and directors, agents, attorneys and employees, and agrees to hold each of them harmless from and against any and all loss, damage, liability, or expense, including reasonable attorneys' fees, that it or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the Stock in violation of the Securities Act or any other applicable law.

     7.   MISCELLANEOUS PROVISIONS.

     (a) Further Awareness. At any time and from time to time after the date of this Agreement, each party shall execute such additional agreements and take such other and further action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the purpose and intent of this Agreement.

     (b) Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

     (c) Brokers. Each party represents to every other party that no broker or finder has acted for it in connection with this agreement. Each party agrees to indemnity, save, defend and hold the other party harmless from and against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it. Further, the employing party of any such broker or finder shall obtain the release of any and all claims which they may have or which may accrue against the non-employing prices.

     (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby or the subject matter hereof:

     (e) Headings. The article and paragraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (f) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (h) No Oral Modifications. This Agreement may be amended only and solely in writing, and only after the mutual agreement of the parties affected thereby.

     (i)  Survival of Representations, Warranties and Covenants.
The representations, warranties, covenants and agreements contained herein shall serve the date and execution of this Agreement.

     (j) Irrevocable Nature of Agreement. This Agreement is irrevocable for a period of ninety (90) days following the date set forth below.



FAI Overseas Investments Pty. Ltd.      [FAI Overseas Investments Pty. Ltd.
                                         corporate
Name of Subscriber (please print)       seal affixed here]



/s/ corporate stamp                      28/02/97
Signature of Subscriber                  Date



Level 12, 185 MacQuarie St.
Street Address




P. O. Box or Suite Number



Sydney N.S.W. 2000
City   State   Zip




Social Security or Tax Identification Number